EXHIBIT 23.2


                      INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration
Statement of Niagara Corporation on Form S-3 of our report dated February 28, 1997 (relating to the financial statements of LaSalle Steel Company not presented separately herein) incorporated by reference in the Prospectus, which is part of this Amendment No. 1 to the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

 /s/  DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Houston, Texas
October 27, 1997